                     TORCHMARK INSURED TAX-FREE FUND, INC.
                  TORCHMARK GOVERNMENT SECURITIES FUND,  INC.


                       6300 Lamar Avenue, P. O. Box 29217
                      Shawnee Mission, Kansas  66201-9217

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 3, 1995

To Shareholders:

Notice is hereby given that Special Meetings of the shareholders of Torchmark Insured Tax-Free Fund, Inc. and Torchmark Government Securities Fund, Inc. (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 6300 Lamar Avenue, Overland Park, Kansas on the 3rd day of April, 1995 at 10:00 a.m. local time, or any adjournment(s) thereof, for the following purpose:

                     To approve the Fund's proposed Plan of
                          Liquidation and Dissolution.

     The Board of Directors of each Fund has fixed the close of business on February 23, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Funds at the close of business on February 23, 1995. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card in the enclosed postage-paid envelope. If you do not sign and return all proxy cards you receive, the Funds may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

     You should retain this Notice and Proxy Statement. This is a combined Notice and Proxy Statement for the above-named Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund on all proxy cards provided to you with respect to each Fund. Please sign, date and return any and all proxy cards that are mailed to you.

March 1, 1995

                         By Order of the Board of Directors
                         Sharon K. Pappas, Secretary

                     TORCHMARK INSURED TAX-FREE FUND, INC.
                   TORCHMARK GOVERNMENT SECURITIES FUND, INC.

                       6300 Lamar Avenue, P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

                                PROXY STATEMENT

                                  INTRODUCTION

     This document is a proxy statement with respect to each Fund listed above furnished in connection with the solicitation of proxies by the Board of Directors of each Fund to be used at the Funds' joint special meeting of shareholders ("Meeting") or any adjournment(s) thereof. (Torchmark Insured Tax-Free Fund, Inc. and Torchmark Government Securities Fund, Inc. are referred to in this Proxy Statement collectively as the "Funds" and individually as a "Fund"). The Meetings will be held on April 3, 1995, 10:00 a.m. local time, at 6300 Lamar Avenue, Overland Park, Kansas, for the purpose set forth in the attached Notice of the Meeting.

     One third of the shares outstanding on the record date, February 23, 1995, represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote for the Proposal in favor of an adjournment and will vote those proxies required to be voted against such Proposal against such adjournment. The favorable vote of the holders of a majority of the outstanding shares of a Fund entitled to vote, either in person or by proxy at the Meeting, provided a quorum is present, is required for approval of the Proposal as to that Fund.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on the Proposal by checking the appropriate box "For," or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposal. If you properly execute your proxy and give no voting instructions with respect to the Proposal, your shares will be voted FOR the Proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Each full share issued and outstanding on the record date is entitled to one vote and each fractional share issued and outstanding on the record date is entitled to a proportionate share of one vote. The shareholders of each Fund vote separately with respect to the Proposal.

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted as to the Proposal because instructions have not been received from the beneficial owner or person entitled to vote and the broker or nominee does not have discretionary voting power.

     You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

     As discussed below, Waddell & Reed, Inc. ("Waddell & Reed"), which is the parent company of Torchmark Distributors, Inc. ("Torchmark Distributors"), the principal underwriter of each Fund, and United Investors Life Insurance Company ("United Investors Life"), an affiliate of Torchmark Distributors, own a substantial percentage of the outstanding shares of each Fund. Waddell & Reed and United Investors Life will vote their shares FOR or AGAINST the Proposal, with respect to each Fund, in the same proportions as the Secretary of the Fund is directed to vote the shares as to which instructions are received.

     The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about March 1, 1995. Proxies may also be solicited by telephone, telegraph, telecopier and personal interviews by representatives of each Fund, regular employees and representatives of Torchmark Distributors, affiliates of Torchmark Distributors, certain broker-dealers (who may be specifically compensated for such services), and/or representatives of any independent proxy solicitation service retained for the Meetings. Brokerage firms, banks and others may be requested or required to forward the Notice and this Proxy Statement to beneficial owners of shares so that the owners may authorize the voting of these shares. Each Fund will pay these firms for its share of the out-of-pocket expenses for doing so. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund.

     As of February 23, 1995, the Funds had the number of shares outstanding $0.01 par value, listed below.

                                                   Shares
     Fund                                         Outstanding

     Torchmark Insured Tax-Free Fund, Inc. . . .     240,018
     Torchmark Government Securities Fund, Inc. .    147,983

                      THE BOARD OF DIRECTORS OF EACH FUND
                  UNANIMOUSLY APPROVES THE FOLLOWING PROPOSAL
                  AND RECOMMENDS THAT YOU VOTE IN FAVOR OF IT.

             THE PROPOSAL:  APPROVAL OF THE PLAN OF LIQUIDATION AND
                            DISSOLUTION OF THE FUND

Background

     Prior to the initial offering of the shares of the Funds to the public, Waddell & Reed and United Investors Life purchased a substantial number of shares of each Fund in order to provide the Funds' initial capital. Since that initial offering on February 26, 1993, each Fund has grown more slowly than anticipated. As of December 31, 1994, the assets of Torchmark Insured Tax-Free Fund, Inc. were $2,157,587, and the shares owned by Waddell & Reed and United Investors Life comprised, in the aggregate, 96.12% of the then-outstanding shares of that Fund. Similarly, as of December 31, 1994, the assets of Torchmark Government Securities Fund, Inc. were $1,331,351, and the shares owned by Waddell & Reed and United Investors comprised, in the aggregate, 82.15% of the then-outstanding shares of that Fund.

        At these asset levels, the Funds have not been able to operate without the benefit of the guarantee from Torchmark Corporation, the indirect corporate parent of both Waddell & Reed and United Investors Life. Torchmark Corporation has guaranteed that for at least three years, commencing on February 26, 1993, the total expenses paid by each Fund, excluding brokerage commissions and extraordinary expenses, will not exceed 1.0%, on an annualized basis, of the Fund's daily net asset value (the "Torchmark Guarantee"). To ensure that the Fund's daily expenses do not exceed this limit, Waddell & Reed Investment Management Company, the investment manager for each Fund ("Manager"), Torchmark Distributors, and the Torchmark Division of Waddell & Reed Services Company ("WARSCO"), the transfer agent for the Funds, agreed to waive or refund fees payable to them. To the extent such reductions or refunds are inadequate to reduce the daily expenses below the 1.0% annualized limit, Torchmark Corporation has agreed to pay to each Fund the amount by which the Fund's expenses computed daily exceed the 1.0% limit.

     For 1993 and 1994, each Fund's expenses exceeded the 1.0% limit and accordingly fees were waived or reimbursed to each Fund pursuant to Torchmark Corporation's guarantee. Absent these waivers and reimbursements, the total expenses of Torchmark Insured Tax-Free Fund, Inc. would have been 2.30% and 2.80% of its net assets for 1993 and 1994, respectively, and the total expenses of Torchmark Government Securities Fund, Inc. would have been 3.42% and 4.13% of its net assets for 1993 and 1994, respectively.

     Based upon its latest analysis of market conditions, the performance of each Fund, and opportunities for growth, Fund management determined that it is unlikely that the assets of either Fund will increase to enable the Fund to achieve, on an annualized basis, an expense level at or below 1.0%. Thus, Fund management anticipates that upon the expiration of the Torchmark Corporation guarantee, the total return for each Fund will likely decline substantially. Accordingly, Fund management considered a number of alternatives, including a merger or sale of the assets of each of the Funds, and determined to present the proposed Plan of Liquidation and Dissolution ("Plan") to each Fund's Board of Directors. In presenting the Plan, management recognized the likelihood that at the time of liquidation certain shareholders will have experienced a depreciation in the value of their investments. Therefore, Waddell & Reed advised the Board of Directors of each Fund that Waddell & Reed would provide to each shareholder not affiliated with Waddell & Reed an additional payment that, when added to the amount received by that shareholder upon the liquidation of the Fund's shares, would approximate the shareholder's investment in those shares (without taking into account dividends and capital gain distributions), provided the Plan is approved by Fund shareholders.

     After careful consideration, the Board of Directors concluded that it would be in the best interests of each Fund and its shareholders for the Fund to liquidate its assets and dissolve, particularly in light of the payments anticipated to be made by Waddell & Reed. Accordingly, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, of the Manager or Waddell & Reed, approved the proposed Plan and directed that the Plan be submitted to shareholders for approval.

Liquidation and Dissolution Pursuant to the Plan

     If the Plan is approved by the shareholders of a Fund, that Fund will proceed to sell all its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the officers of the Fund determine to be reasonable and in the best interests of the Fund and its shareholders. The Fund will also give at least twenty days' notice to all known creditors of the Fund and to any employees that dissolution of the Fund has been approved. Upon expiration of such notice period the Fund will file articles of dissolution with the State Department of Assessments and Taxation of Maryland in accordance with Maryland law. Upon such filing, the Fund will be statutorily dissolved, and the Fund will apply its assets to the payment, satisfaction and discharge of all of its existing debts and obligations, including necessary expenses of liquidation, and distribute in one or more payments the remaining assets among its shareholders, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Simultaneously with the liquidating distribution, Waddell & Reed will make an individual payment to each nonaffiliated shareholder that, when added to the amount received upon the liquidation of the Fund's shares, would approximate the shareholder's investment in the Fund (without taking into account dividends and capital gain distributions). Shareholders who have redeemed prior to the date of the liquidation distribution from the Fund and shareholders whose liquidation distributions from the Fund equal or exceed their respective investments in their Fund shares will not receive any payments from Waddell & Reed. Thereafter, the Fund will cease to exist and no shareholder will have any interest whatsoever in the Fund.

     If the Plan is adopted, the Funds currently estimate that the liquidation distributions and additional payments by Waddell & Reed will be paid to shareholders during July of 1995. However, the exact date of the liquidation distributions will depend on the time required to liquidate the assets of each Fund. To the extent that certain of the securities owned by a Fund are thinly traded, they may be difficult to dispose of at an acceptable price at any given time. Thus, while the Funds will be liquidated as expeditiously as possible if the Plan is approved, consistent with preservation of value for the benefit of the respective shareholders of the Funds, there can be no assurance that the liquidation will in fact be completed by July of 1995.

        It is anticipated that the expenses of the liquidation will be waived and/or refunded under the Torchmark Guarantee. The Funds may, if deemed appropriate and to the extent not covered by the Torchmark Guarantee, hold back sufficient assets to deal with the costs of dissolution, including their costs of deregistration as investment companies under the Investment Company Act of 1940 ("1940 Act"), their required tax filings, and any disputed claims or other contingent liabilities which may then exist against either Fund. Neither Fund is currently aware of any such claim or liability which could require assets to be held back. Any amount that is held back will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined and discharged. In the event a Fund determines to hold back assets to offset the costs of dissolution, the liquidating distribution paid to its shareholders would be reduced. However, if the liquidation distribution is less than the shareholder's investment in the Fund, the additional payment to be made by Waddell & Reed would be increased so that the aggregate amount to be received by the shareholder would be unaffected.

     The Funds do not currently intend to create a trust to administer liquidation distributions; however, in the event a Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidation trust with a financial institution and deposit any of its remaining assets in such trust for the benefit of shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

     As soon as practicable after the distribution of all the assets of the Fund in complete liquidation, the officers of the Fund will close the books of the Fund and cause to be prepared and filed, in a timely manner, any and all required income tax returns and other documents and instruments. Each Fund will also file the necessary documents with the Securities and Exchange Commission ("SEC") when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the Investment Company Act of 1940, and file or cause to be filed any and all other documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the SEC.

     Under Maryland law, none of the shareholders of either Fund are entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation of the Fund.

Tax Consequences to the Shareholders of Approval of the Plan

     PAYMENT BY A FUND OF LIQUIDATION DISTRIBUTIONS TO ITS SHAREHOLDERS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING UPON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF RECEIPT OF A LIQUIDATING DISTRIBUTION.

     Each Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets. Prior to the completion of the liquidation, each Fund intends to declare a distribution equal to any undistributed investment company taxable income and net capital gain ("Final Income Distribution") and to include this amount with the final liquidation distribution. Shareholders will report the Final Income Distribution as ordinary income to the extent it is paid out of a Fund's investment company taxable income and as long-term capital gain to the extent it is paid out of a Fund's net capital gain.

     The payment of liquidation distributions and supplemental monies by Waddell & Reed will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) and additional Waddell & Reed payment, if any, exclusive of the portion thereof attributable to any Final Income Distribution. Each shareholder will recognize capital gain or loss in an amount equal to the difference between
(1) the shareholder's adjusted basis in the Fund shares and (2) the total amount of the liquidation distributions (exclusive of any Final Income Distribution) and additional Waddell & Reed payment, if any. The gain or loss will be capital and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

     Each Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders if (1) the shareholder fails to provide his or her correct federal taxpayer identification number or to certify to the Fund that he or she is either an "exempt recipient" or "exempt foreign person," (2) the shareholder fails to make other required certifications, or (3) the Internal Revenue Service requires the Fund to impose backup withholding. A foreign shareholder generally will be able to certify that he or she is an "exempt foreign person" only if the shareholder (a) is neither a citizen nor a resident of the United States, (b) in the case of an individual, has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (c) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the liquidation distribution would be effectively connected. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Shareholders, particularly foreign shareholders, are urged to consult their own tax advisers to determine the extent of the Federal income tax liability they would incur as a result of receiving a liquidation distribution and a supplemental payment from Waddell & Reed, as well as any tax consequences under any applicable state, local or foreign laws.

Required Vote and Board Recommendation to Approve the Plan

     The Board of Directors of each of the Funds has approved the Plan. The Maryland General Corporation law and the Articles of Incorporation, pursuant to which each Fund was organized, require the affirmative vote of a majority of the shares entitled to vote in connection with the dissolution of a Fund.
Therefore, your consent to the Plan of Liquidation and Dissolution is being solicited.

                      THE BOARD OF DIRECTORS OF EACH FUND
                     RECOMMENDS THAT YOU VOTE FOR THE PLAN

                        INFORMATION REGARDING THE FUNDS

     The Funds, which are located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephone number 913/236-2000 are open-end management investment companies incorporated under the laws of the State of Maryland.

     The investment objective of Torchmark Insured Tax-Free Fund, Inc. is to provide current income exempt from Federal income tax by investing in a portfolio of insured municipal obligations. In this context, "municipal obligations" include debt obligations issued by states, cities and local authorities and by certain U.S. possessions or territories to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses and the refunding of outstanding debt. Under ordinary circumstances, the Fund invests at least 65% of its total assets in municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest. As a fundamental policy, under ordinary circumstances, the Fund invests at least 80% of its net assets in obligations the interest on which is not subject to Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax.

     The investment objective of Torchmark Government Securities Fund, Inc. is to provide current income by investing primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government. Under ordinary circumstances the Fund invests at least 65% of the value of its total assets in U.S. Government securities. The Fund invests principally in U.S. Treasury Bills, Notes, and Bonds and other securities issued or backed by the full faith and credit of the U.S. Government. These include Government National Mortgage Association (GNMA) securities. The guarantee granted to GNMA securities by GNMA represents the full faith and credit of the U.S. Government. The value of the U.S. Government securities in which the Fund invests fluctuates depending in large part on prevailing interest rates.
Changes in value and yield based on changes in prevailing rates have different effects on long-term and short-term obligations. Although there is no policy limiting the maturity of the securities in which the Fund invests, the Fund seeks to reduce price fluctuations by generally maintaining the dollar-weighted average maturity of its portfolio at no more than ten years, and at times it may have most of its assets in short-term and intermediate-term U.S. Government securities as a means of attempting to reduce fluctuation in the value of its shares.

INVESTMENT MANAGEMENT, UNDERWRITING AND ADMINISTRATIVE SERVICES

Investment Management

     Each Fund has an Investment Management Agreement with the Manager. Under the Management Agreement, the Manager is employed to supervise the investments of the Fund and provide investment advice to the Fund.

Shareholder and Accounting Services

     Under a Shareholder Servicing Agreement entered into between each Fund and WARSCO, WARSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to each Fund and the handling of shareholder transactions.

     Under an Accounting Services Agreement entered into between each Fund and WARSCO, WARSCO provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports.

     Under a Service Plan adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a fee to WARSCO and Torchmark Distributors to reimburse them for amounts expended in preparing, printing and distributing informational material to investors and Fund shareholders, providing yield and performance information and in answering telephone or written inquiries of investors or shareholders concerning their accounts.

Distribution of the Funds' Shares

     Each Fund has an Underwriting Agreement with Torchmark Distributors pursuant to which Torchmark Distributors serves as the principal underwriter and distributor of the shares of the Funds. This agreement requires Torchmark Distributors to use its best efforts to sell the shares of the Fund but is not exclusive and permits and recognizes that Torchmark Distributors may distribute shares of other investment companies and other securities.

     The Manager and Torchmark Distributors are wholly-owned subsidiaries of Waddell & Reed, a Delaware corporation. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of the Manager, WARSCO, Torchmark Distributors and Waddell & Reed Financial Services, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9271. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

                              SECURITIES OWNERSHIP

        The following tables set forth information with respect to each of the Funds, as of January 31, 1995, regarding the beneficial ownership of the Fund's shares by shareholders owning more than 5% of the Fund's shares. As of January 31, 1995, no director or executive officer of Torchmark Insured Tax-Free Fund, Inc. or Torchmark Government Securities Fund, Inc. owned any of the outstanding shares of either of the Funds.

                     Torchmark Insured Tax-Free Fund, Inc.

Name and Address                   Shares Beneficially Owned
Of Beneficial Owner                Number         Percent

PRINCIPAL SHAREHOLDERS

Waddell & Reed, Inc.
6300 Lamar Avenue
Overland Park, Kansas  66202        10,971            4.57%

United Investors Life
Insurance Company
2001 Third Avenue South
Birmingham, Alabama  35233         219,427           91.42%



                   Torchmark Government Securities Fund, Inc.

Name and Address    Shares Beneficially Owned
of Beneficial Owner                 Number          Percent

PRINCIPAL SHAREHOLDERS

Waddell & Reed, Inc.
6300 Lamar Avenue
Overland Park, Kansas  66202        11,180            7.55%

United Investors Life
Insurance Company
2001 Third Avenue South
Birmingham, Alabama  35233         111,797           75.55%


                           Net Asset Value of Shares

     The following tables set forth, for each Fund, on a quarterly basis, the high and low net asset value of its shares from February 26, 1993 through December 31, 1994.

                     Torchmark Insured Tax-Free Fund, Inc.

                                     Net Asset Value
Calendar Year                         High      Low

1993
  1st Quarter                        $10.15     $9.75
  2nd Quarter                         10.13      9.75
  3rd Quarter                         10.46     10.00
  4th Quarter                         10.58     10.12

1994
  1st Quarter                         10.53      9.45
  2nd Quarter                          9.55      9.19
  3rd Quarter                          9.60      9.35
  4th Quarter                          9.35      8.64

                   Torchmark Government Securities Fund, Inc.

                                     Net Asset Value
Calendar Year                         High      Low

1993
  1st Quarter                        $10.15     $9.91
  2nd Quarter                         10.20      9.99
  3rd Quarter                         10.53     10.13
  4th Quarter                         10.54     10.14

1994
  1st Quarter                         10.32      9.51
  2nd Quarter                          9.50      9.15
  3rd Quarter                          9.30      9.05
  4th Quarter                          9.07      8.86

                           DIVIDENDS AND DISTRIBUTORS

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must, among other things, distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain). In addition, each Fund is subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income and capital gain net income, plus certain other amounts. In 1993 and 1994, the Fund has been able to make all the distributions required to continue its qualification for treatment as a RIC and to avoid the 4% excise tax.

     In 1993 and 1994, Torchmark Insured Tax Free Fund, Inc. paid monthly dividends from its net investment income as set forth below. The Fund paid distributions from net capital gains with respect to its fiscal year ended December 31, 1993 equal to $0.00 per share and with respect to its fiscal year ended December 31, 1994 equal to $0.02586169 per share.

Torchmark Insured Tax Free Fund Inc.

Calendar Year                       Dividend Per Share
1993
   February                           $0.00000000
   March                               0.03024001
   April                               0.03946070
   May                                 0.03820825
   June                                0.03636555
   July                                0.03997781
   August                              0.03849016
   September                           0.03873125
   October                             0.03706247
   November                            0.03711311
   December                            0.04381151

1994
   January                             0.03341583
   February                            0.03553183
   March                               0.03608893
   April                               0.04324320
   May                                 0.03704983
   June                                0.03918214
   July                                0.03830446
   August                              0.03778582
   September                           0.04056992
   October                             0.03838377
   November                            0.03773054
   December                            0.04687264

     In 1993 and 1994, Torchmark Government Securities Fund, Inc. paid monthly dividends from its net investment income as set forth below. The Fund paid distributions from net capital gain with respect to its fiscal year ended December 31, 1993 equal to $0.03202986 per share, and with respect to its fiscal year ended December 31, 1994 equal to $0.00 per share.

Torchmark Government Securities Fund, Inc.

Calendar Year                       Dividend Per Share
1993
   February                           $0.00000000
   March                               0.04003816
   April                               0.04683271
   May                                 0.04592688
   June                                0.04565697
   July                                0.04963173
   August                              0.04324040
   September                           0.04347990
   October                             0.04368032
   November                            0.04152706
   December                            0.04741760

1994
   January                            $0.03799169
   February                            0.04534319
   March                               0.04251749
   April                               0.05222723
   May                                 0.04473890
   June                                0.04856791
   July                                0.04608331
   August                              0.04566942
   September                           0.05046036
   October                             0.04618485
   November                            0.04556450
   December                            0.05426888

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse LLP serves as the independent public accountants of each Fund. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

                                 ANNUAL REPORT

     Each Fund's annual report for the fiscal year ended December 31, 1994, which is incorporated herein by reference, has been sent to shareholders of the Fund. Upon request, each Fund will furnish to shareholders, without charge, a copy of its annual report for the fiscal year ending December 31, 1994. Requests should be directed to Investor Services, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephone number 800-733-3863.

                                 OTHER BUSINESS

     Neither Fund knows of any other business to be presented at the Meeting other than the matter set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holder will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holder discretionary authority as to any such matter or matters.



March 1, 1995            By Order of the Boards of Directors
                         Sharon K. Pappas, Secretary

       TORCHMARK GOVERNMENT SECURITIES FUND, INC.



                                     PLEASE NOTE



       PLEASE BE SURE TO SIGN AND RETURN ALL PROXIES RECEIVED.



       THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. Receipt of the Proxy Statement is hereby acknowledged.



       Proposal  To approve the liquidation and     FOR  AGAINST   ABSTAIN
       :         dissolution of the Fund as
                 provided in the Plan of
                 Liquidation and Dissolution.



        To avoid the expense of adjourning the meeting to a subsequent date, please sign, date and return this proxy in
                          the enclosed post-paid envelope.

                 NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Keith A. Tucker and Sharon K. Pappas, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of Torchmark Government Securities Fund, Inc. in which the undersigned own shares and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held April 3, 1995 at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of this card. As to any other matter, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.



                                          SIGN BELOW - Please sign exactly as
                                          your name appears hereon.  If
                                          shares are registered in more than
                                          one name, all should sign but if
                                          one signs, it binds the others.
                                          When signing as attorney, executor,
                                          administrator, agent, trustee or
                                          guardian, please give full title as
                                          such.  If a corporation, please
                                          sign in full corporate name by an
                                          authorized person.  If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.



                                          Dated:_______________________, 1995



                                          Signature:_________________________


                                          Signature:_________________________

       TORCHMARK INSURED TAX-FREE FUND, INC.



                                     PLEASE NOTE



       PLEASE BE SURE TO SIGN AND RETURN ALL PROXIES RECEIVED.



       THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THE SHARES WILL BE VOTED _FOR_ THE PROPOSAL. Receipt of the Proxy Statement is hereby acknowledged.



       Proposal  To approve the liquidation and     FOR  AGAINST   ABSTAIN
       :         dissolution of the Fund as
                 provided in the Plan of
                 Liquidation and Dissolution.



        To avoid the expense of adjourning the meeting to a subsequent date, please sign, date and return this proxy in
                          the enclosed post-paid envelope.

                 NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Keith A. Tucker and Sharon K. Pappas, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of Torchmark Insured Tax-Free Fund, Inc. in which the undersigned own shares and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held April 3, 1995 at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of this card. As to any other matter, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.



                                          SIGN BELOW - Please sign exactly as
                                          your name appears hereon.  If
                                          shares are registered in more than
                                          one name, all should sign but if
                                          one signs, it binds the others.
                                          When signing as attorney, executor,
                                          administrator, agent, trustee or
                                          guardian, please give full title as
                                          such.  If a corporation, please
                                          sign in full corporate name by an
                                          authorized person.  If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.



                                          Dated:
                                          ____________________________, 1995

                                          Signature:
                                          ______________________________



                                          Signature:
                                          ______________________________